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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K/A1



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) February 23, 2000 (February 8, 2000)

                               PRIZE ENERGY CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                  001-14575                    75-2766114
------------------        ---------------------       ----------------------
 (State or other           (Commission File              (IRS Employer
 jurisdiction of               Number)                  Identification No.)
 incorporation)


3500 William D. Tate, Suite 200, Grapevine, Texas           76051
-------------------------------------------------        ------------
    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code      (817) 424-0400
                                                   -----------------------------


              Vista Energy Resources, Inc., 550 West Texas Avenue,
                        Suite 700, Midland, Texas 79701
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 7.      Financial Statements and Exhibits.

             (c)  Exhibits.

                  The following exhibit is filed herewith:

             16. Letter regarding Change in Certifying Accountant from Arthur Andersen LLP, dated February 22, 2000, pursuant to Item 4 as previously reported on the Registrant's Form 8-K dated February 8, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PRIZE ENERGY CORP.


Date:   February 23, 2000                        By: /s/ Lon C. Kile
                                                    ----------------------------
                                                     Lon C. Kile
                                                     President

                                      -2-

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                                  EXHIBIT INDEX

     The following exhibit is filed herewith:


   Exhibit
    Number         Description
    ------         -----------
      16      Letter regarding Change in Certifying Accountant from Arthur
              Andersen LLP, dated February 22, 2000, pursuant to Item 4 as previously reported on the Registrant's Form 8-K dated February 8,
              2000.